UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 23, 2017
KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Kimball International, Inc. (NASDAQ: KBAL) (the “Company”), an Indiana-based manufacturer, today announced that Company representatives will be making presentations to the equity investment community in Portland, Oregon and Seattle, Washington on February 27, 2017 and February 28, 2017, respectively. Participating in the presentations will be Don Van Winkle, President and Chief Operating Officer, Michelle Schroeder, Vice President and Chief Financial Officer, and Dennis Gerber, Treasurer and Director of Investor Relations.
The slides used in the presentation are being furnished as Exhibit 99.1 to this Current Report on Form 8-K and are also available for review on the investor relations pages of the Company's website at www.kimball.com.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is filed as part of this report:

Exhibit
Number	Description
99.1	Investor Presentation dated February 2017

The information in this Current Report on Form 8-K set forth in Item 7.01 and Exhibit 99.1 is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, that is being furnished under Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Michelle R. Schroeder
MICHELLE R. SCHROEDER Vice President, Chief Financial Officer

Date: February 23, 2017

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Investor Presentation dated February 2017